81895-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:   November 8, 2002


                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)



           Delaware                      0-20199                 43-1420563
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(State or other jurisdiction       (Commission File No.)      (I.R.S. Employer
        of corporation)                                      Identification No.)



13900 Riverport Drive, Maryland Heights, Missouri                63043
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(Address of Principal Executive Offices)                      (Zip Code)



Registrant's telephone number, including area code:  (314) 770-1666
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          (Former name or former address, if changed since last report)

Item 9.   Regulation FD Disclosure

         As previously disclosed, on August 6, 2002 Express Scripts, Inc.(the "Company") received a subpoena duces tecum issued by the Defense Criminal Investigative Service (DCIS) of the Office of Inspector General of the Department of Defense. This subpoena sought information pertaining to the purchase of Lipitor, a cholesterol-reducing drug, from Parke-Davis, Incorporated, Warner Lambert Company and Pfizer, Inc. for sale to the TRICARE program, a Department of Defense health care program. The Company has recently been advised by DCIS that it is no longer necessary for the Company to respond to this subpoena.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EXPRESS SCRIPTS, INC.



Date:   November 8, 2002                By: /s/ Barrett A. Toan
                                           _______________________________
                                            Barrett A. Toan
                                            Chairman and Chief Executive Officer